NO. 07-11801

JOHN H. SIMMONS,	§ §	IN THE DISTRICT COURT OF
Plaintiff, Counter-Defendant,	§
§
v.	§
§
ST. JOSEPH, INC., OTIS JOHNSON, MARK JOHNSON	§ §	DALLAS COUNTY, TEXAS
§
Defendants, Counter-Plaintiff.	§	192th JUDICIAL DISTRICT

COMPROMISE AND SETTLEMENT AGREEMENT AND GENERAL RELEASES

KNOW ALL MEN BY THESE PRESENTS:

This Compromise and Settlement Agreement (hereinafter the “The Agreement”) is entered into by and among Plaintiff John H. Simmons, and Defendants St. Joseph, Inc., Otis Johnson, and Mark Johnson, and Staf Tek, Inc. for the mutual consideration and purposes herein.  Plaintiff and Defendants are sometimes referred to herein as “Party” or “Parties.”  Staf Tek, Inc. may be referred to as Staf Tek.

WHEREAS, John H. Simmons, (hereinafter sometimes referred to as "Plaintiff"), has filed the lawsuit styled John H. Simmons v.  St. Joseph, Inc. et al in the 192nd District Court, Dallas, County Texas Cause No. 07-11801 (hereinafter sometimes referred to as “Cause No. 07-11801") to recover damages alleged sustained by him as a result of the actions of Defendants St. Joseph, Inc. (hereinafter sometimes referred to as "St. Joseph ") and against Otis Johnson and Mark Johnson (hereinafter referred collectively as “Messrs. Johnson ") (St. Joseph and Messrs. Johnson hereinafter collectively are sometimes referred to as "Defendants"), as is more fully shown by the pleadings on file in Cause No. 07-11801, reference to which is made for the purpose of showing the claims asserted by Plaintiff against Defendants; and

WHEREAS, Defendants have denied that they have any liability to Plaintiff; and

WHEREAS, it is the desire of Defendants to settle all claims which have been asserted or which could have been asserted against them by Plaintiff in Cause No. 07-11801, in order to avoid the expense, inconvenience, and uncertainty of the outcome of litigation; and

WHEREAS, the Parties hereto will execute and deliver the Settlement documents described herein to effectuate this Agreement

For and in consideration of the mutual covenants, promises, recitals, conditions and other valuable consideration hereinafter stated, the sufficiency and receipt of which is acknowledged, the Parties do hereby agree to the following terms of settlement:

Terms of Settlement and Consideration

1.
For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, St. Joseph shall pay to the Law Offices of P.C. Meyer the amount of $50,000.00 via cashier’s check, upon the delivery of this Compromise and Settlement Agreement and General Releases executed in full by Plaintiff together with Notices of Non-Suit and corresponding Orders fully executed by Plaintiff’s counsel.  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged the Defendants Otis and Mark Johnson shall cause to be paid by cashier’s check to the Law Offices of P.C. Meyer the sum of $30,000.00, upon the delivery of this Compromise and Settlement Agreement and General Releases, executed in full by Plaintiff together with Notices of Non-Suit and corresponding Orders fully executed by Plaintiff’s counsel.

2.
As part of the consideration for the $30,000 referenced above, Plaintiff shall relinquish all of the outstanding shares of St. Joseph stock issued to him in the amount of exactly 60,000 shares subject to any and all, restrictions against transferability stated on the share certificates or imposed by any SEC rule or regulation; however Plaintiff  will execute such documents as provided by Defendants as needed to remove such restrictions against transferability, including but not limited to an affidavit to the transfer agent that the shares have been issued and held by Plaintiff for more than 12 months, and execute the transfer of the shares with bank Medallion guarantees of John Simmons’ signatures. No action by Mr. Simmons as required by this term will require Mr. Simmons to, nor is it meant to violate any State or Federal Law.   Plaintiff hereby represents that he has not previously transferred, conveyed or encumbered his interest in these 60,000 shares.  The execution of any documents necessary to effectuate the transfer and the delivery of the certificates representing the 60,000 shares shall occur simultaneously with the payment of the $30,000 as contemplated herein. The obligations of Plaintiff to execute the documents described herein, and the delivery of the shares pursuant to this paragraph are not severable from the rights and obligations of Simmons under any other terms and conditions of this Agreement.

3.	It is fully understood and agreed that counsel for St. Joseph will be obtaining and presenting the cashier’s checks for both the $50,000 and the $30,000 settlement funds.

4.
If, for any reason, the simultaneous exchange of the Settlement documents, including the share certificates for the 60,000 shares owned by Plaintiff and the payment of the $80,000.00 is not accomplished on or before June 8, 2009 by either Party, or either party’s attorney, the non defaulting party may declare a breach of this Agreement, and this Agreement shall become void and moot and the non defaulting party shall have the unrestricted right to request a new trial setting in Cause No. 07-11801 as to all of its claims and causes of action.

5.
Upon completion of all of the terms and conditions of this Agreement, Mr. Simmons, St. Joseph, Staf Tek, and Otis Johnson, Mark Johnson, and any other associated individuals or entities shall promptly execute and file non-suits with prejudice, of any and all claims and causes of action alleged in this litigation.

6.	St. Joseph and Staf Tek shall promptly file a non-suit with prejudice in Karo v. St. Joseph v. Simmons, No. CJ-2006-4713 in the District Court, Tulsa County, State of Oklahoma.

COMPROMISE AND SETTLEMENT AGREEMENT AND GENERAL RELEASES

Releases

7.
In consideration of the above, John H. Simmons on his behalf and on behalf of his agents, officers, directors, employees, parent companies, servants, subsidiaries, affiliated companies, successors and assigns does hereby RELEASE, ACQUIT AND FOREVER DISCHARGE St. Joseph, Staf Tek, Otis Johnson and Mark Johnson and each of their respective family members, spouses, employees, directors, officers, attorneys, and insurers, all and each of them of and from any and all claims, demands, actions, remedies, costs, expenses, losses and causes of action of whatever kind or character, whether in law or in equity, known or unknown, statutory or common law whether or not asserted by Plaintiff in Cause No. 07-11801 against St. Joseph, Staf Tek, Otis Johnson and Mark Johnson, save except those rights and obligations set forth herein.

8.
In consideration of the above, St. Joseph, Staf Tek, Otis Johnson and Mark Johnson on their behalf and on behalf of their agents, officers, directors, employees, parent companies, servants, subsidiaries, affiliated companies, successors and assigns does hereby RELEASE, ACQUIT AND FOREVER DISCHARGE John H. Simmons and each of his respective family members, spouses, employees, directors, officers, attorneys, and insurers, all and each of them of and from any and all claims, demands, actions, remedies, costs, expenses, losses and causes of action of whatever kind or character, whether in law or in equity, known or unknown, statutory or common law whether or not asserted by Defendants in Cause No. 07-11801 against John H. Simmons, save except those rights and obligations set forth herein.

9.
In consideration of the above, St. Joseph and Staf Tek on their behalf and on behalf of their agents, officers, directors, employees, parent companies, servants, subsidiaries, affiliated companies, successors and assigns does hereby RELEASE, ACQUIT AND FOREVER DISCHARGE John H. Simmons and each of his respective family members, spouses, employees, directors, officers, attorneys, and insurers, all and each of them of and from any and all claims, demands, actions, remedies, costs, expenses, losses and causes of action of whatever kind or character, whether in law or in equity, known or unknown, statutory or common law whether or not asserted by St. Joseph or Staf Tek in Cause No. CJ-2006-4713 in the District Court, Tulsa County, State of Oklahoma against John H. Simmons, save except those rights and obligations set forth herein.

10.
In consideration of the above, John H. Simmons on his behalf and on behalf of his agents, officers, directors, employees, parent companies, servants, subsidiaries, affiliated companies, successors and assigns does hereby RELEASE, ACQUIT AND FOREVER DISCHARGE St. Joseph and Staf Tek and each of their respective family members, spouses, employees, directors, officers, attorneys, and insurers, all and each of them of and from any and all claims, demands, actions, remedies, costs, expenses, losses and causes of action of whatever kind or character, whether in law or in equity, known or unknown, statutory or common law whether or not asserted by John H. Simmons in Cause No. CJ-2006-4713 in the District Court, Tulsa County, State of Oklahoma against St. Joseph and Staf Tek, save except those rights and obligations set forth herein.

COMPROMISE AND SETTLEMENT AGREEMENT AND GENERAL RELEASES

Representations and Covenants

11.	The Parties warrant and represent that they have not assigned to any person or entity any rights or ownership to any cause of action held by him against the other Party.

12.
The Parties understand that this Agreement was entered into in the State of Texas and that the validity and construction of this Agreement will be governed by the substantive laws of the State of Texas.

13.
The Parties agree and recognize that if any provision of this Agreement shall for any reason be held to be invalid, unenforceable, or contrary to public policy or law, the remainder of the Agreement shall not be affected thereby.

14.	The Parties understand that all taxable costs of Court, attorneys fees or any other associated cost shall be paid by the party incurring same without contribution from any other party.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes, but, in making proof of this Agreement, it shall not be necessary to produce or account for all such counterparts.

AGREED AND APPROVED:
St. Joseph, Inc.

     /s/ Gerald McIlhargey
Mr. Gerald McIlhargey
St. Joseph’s Authorized Representative

Date:    6/3/09
SUBSCRIBED AND SWORN TO before me on the    3rd    day of June, 2009, to certify which witness my hand and official seal of office.

     /s/ Eve E. Elkins                                                                           [notary seal]
Notary Public in and
For the State of Texas

COMPROMISE AND SETTLEMENT AGREEMENT AND GENERAL RELEASES

AGREED AND APPROVED:
Staf Tek, Inc.,

     /s/ Gerald McIlhargey
By: Gerald McIlhargey
Staf Tek’s Authorized Representative

Date:    6/3/09
SUBSCRIBED AND SWORN TO before me on the    3rd    day of June, 2009, to certify which witness my hand and official seal of office.

     /s/ Eve E. Elkins                                                                               [notary seal]
Notary Public in and
For the State of Texas

AGREED AND APPROVED:
John H. Simmons

     /s/ John H. Simmons
Mr.  John H. Simmons

Date:    6/8/09
SUBSCRIBED AND SWORN TO before me on the    8th    day of June, 2009, to certify which witness my hand and official seal of office.

     /s/ Eve E. Elkins                                                                            [notary seal]
Notary Public in and
For the State of Texas

COMPROMISE AND SETTLEMENT AGREEMENT AND GENERAL RELEASES

AGREED AND APPROVED:
Otis Johnson

     /s/ Otis Johnson
Mr. Otis Johnson

Date:    6-2-09
SUBSCRIBED AND SWORN TO before me on the    2nd    day of June, 2009, to certify which witness my hand and official seal of office.

     /s/ Susan K. Anderson                                                                    [notary seal]
Notary Public in and
For the State of Texas

AGREED AND APPROVED:
Mark Johnson

   /s/ Mark Johnson
Mr. Mark Johnson

Date:    6/3/09
SUBSCRIBED AND SWORN TO before me on the    3rd    day of June, 2009, to certify which witness my hand and official seal of office.

     /s/ Eve E. Elkins                                                                               [notary seal]
Notary Public in and
For the State of Texas

COMPROMISE AND SETTLEMENT AGREEMENT AND GENERAL RELEASES